UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2025

 IEH Corporation

(Exact Name of Registrant as Specified in Charter)

New York	0-5278	13-5549348
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 58th Street, Suite 8E

Brooklyn, NY 11220

(Address of Principal Executive Offices, and Zip Code)

(718) 492-4440

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IEHC	OTC Pink Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

Dave Offerman, the Chairman of the Board, President and Chief Executive Officer of IEH Corporation (the “Company”) will be presenting the information in the presentation slides attached hereto as Exhibit 99.1 at the Planet MicroCap Showcase: VEGAS 2025 at 10:30 a.m. Pacific Daylight Time on Wednesday, April 23, 2025, at The Paris Hotel and Casino in Las Vegas, Nevada.

The furnishing of the attached presentation is not an admission to the materiality of the information therein. The information contained in the slides is summary information that is intended to be considered in the context of more completion information included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this Report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC through press release or through other public disclosures. For important information about forward-looking statement, see the slide titled “Forward Looking Statements” in Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, The information contained in this Item 7.01 and in the presentation attached as Exhibit 99.1 to this Current Report shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is attached to this Current Report on Form 8-K.

Exhibit Number	Exhibit Title or Description

99.1	Company slide presentation for Planet MicroCap Showcase: VEGAS 2025, April 23, 2025

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

IEHC Corporation

By: /s/Subrata Purkayastha
Name: Subrata Purkayastha
Title: Chief Financial Officer
Date: April 23, 2025

Exhibit 99.1

Company slide presentation for Planet MicroCap Showcase: VEGAS 2025, April 23, 2025